                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-A
                                November, 1996
                           PAYMENT December 16, 1996
              6.90% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                             CUSIP#                   393534AA0
                             Trust Account #          33-31829-0
                             Distribution Date:       December 16, 1996

SECURITIZED NET INTEREST MARGIN CERTIFICATES                  Per $1,000
                                                            ORIGINAL

1.   Amount Available                    5,985,575.12

Interest

2.   Aggregate Interest                  1,600,917.56         3.15141252

3.   Amount Applied to:
     (a)    accrued but unpaid Interest

4.   Remaining:
     (a)    accrued but unpaid Interest  1,600,917.56

5.   Monthly Interest

Principal

6.   Current month's principal
     distribution                        4,384,657.56         8.63121567

7.   Remaining outstanding principal
     balance                           274,035,787.52        539.4405266
     Pool Factor                            .53944053

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date     411,340,760.55**

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-A
                                 November 1996
                           PAYMENT December 16, 1996
               6.90% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                     Page 2

                                           CUSIP#              393534AA0
                                           Trust Account #     33-31829-0
                                           Distribution Date:  December 16, 1996


            SECURITIZED NET INTEREST MARGIN                           PER $1,000
            CERTIFICATES                                               ORIGINAL
            ------------                                              ----------
            9.  Aggregate amount on deposit in
                reserve funds:
                (i)  attributable to the Residual
                     Assets                             74,288,338.73
                (ii) attributable to this
                     securitization                     23,163,787.72

            10. Aggregate principal balance of
                loans refinanced by Green Tree
                Financial Corp.                          2,739,251.85

            11. Weighted average CPR                    11.50%

            12. Weighted average CDR                     1.99%

            13. Annualized net loss percentage           0.94%

            14. Delinquency   30-59 day                  0.93%
                              60-89 day                  0.31%
                              90+ day                    0.62%
                              Total 30+                  1.86%

First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

Present value of the projected remaining cashflows is based on estimated future performance of the underlying loans. These projections are subject to ongoing evaluation based upon a number of factors, including historical performance. As such, this projected value may change periodically, not only as a result of actual experience but also as a result of revisions made to the assumptions upon which such projections are based.

The assumptions utilized in projecting this value are in the process of being re-assessed at the time of publication of this report. The amount shown represents the present value of projected remaining cashflows based on assumptions similar to those used in the previous period.


GREEN TREE FINANCIAL CORP.
NET INTEREST MARGIN TRUST 1994-A
November, 1996
PAYMENT December 16, 1996

                                              Fee Assets
                   -------------------------------------------------------------
                        Guarantee   GNMA        Excess     Inside     Fee Asset
                             Fees  Excess     Servicing     Refi         Total
                     ------------  --------------------  ---------  ------------
  MaHCS 1987-A          17,071.00              7,379.07     484.12     24,934.19
  MaHCS 1987-B          60,464.17             19,646.57     199.06     80,309.80
  MLMI 1987B            33,022.33              5,085.27     998.53     39,106.13
  MLMI 1987C            42,428.75              8,770.45   1,037.00     52,236.20
  MLMI 1988E            49,266.27              8,832.57     930.71     59,029.55
  MLMI 1988H                  .00              8,629.31                 8,629.31
  MLMI 1988Q                  .00             13,254.47                13,254.47
  MLMI 1988X                  .00             10,133.10                10,133.10
  MLMI 1989B                  .00              5,955.42                 5,955.42
  MLMI 1989D                  .00             12,086.72                12,086.72
  MLMI 1989F            36,285.08             17,206.06   3,454.85     56,945.99
  MLMI 1989H                  .00             13,531.04   1,689.11     15,220.15
  MLMI 1990B            13,578.17              9,918.70   2,504.89     26,001.76
  MLMI 1990D                  .00                   .00        .00           .00
  MLMI 1990G            72,183.90             17,151.04   5,382.16     94,717.10
  MLMI 1990I                  .00                   .00                      .00
  MLMI 1991B                  .00                   .00                      .00
  MLMI 1991D                  .00             18,977.41                18,977.41
  MLMI 1991G                  .00             26,158.51                26,158.51
  MLMI 1991I                  .00             27,703.56                27,703.56
  MLMI 1992B                  .00             93,747.67                93,747.67
  MLMI 1992D                  .00             46,655.91                46,655.91
  GTFC 1992-1          252,951.81             57,508.86   9,589.96    320,050.63
  GTFC 1992-2          152,883.00             70,469.34  11,347.93    234,700.27
  GTFC 1993-1          162,455.33             64,536.69  13,589.00    240,581.02
  GTFC 1993-2          342,165.93            123,653.66   7,814.89    473,634.48
  GTFC 1993-3          762,241.40            188,678.69  19,680.89    970,600.98
  GTFC 1993-4                 .00            214,630.52               214,630.52
                     ------------   --------------------------------------------
Conventional         1,996,997.14     .00  1,090,300.61  78,703.10  3,166,000.85


                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-A
                                November, 1996
                           PAYMENT December 16, 1996





   GNMA Servicing Fees      2,426,263.71      44,700.94    2,470,964.65
   FHA Payment               (681,737.33)                   (681,737.33)
   Servicing                 (420,604.12)                   (420,604.12)
   Prepayment shortfalls      (39,252.32)                    (39,252.32)
   Liquidation Losses         (43,335.50)                    (43,335.50)
                            ------------                 --------------
   GNMA                     1,241,334.44      44,700.94    1,286,035.38

   Total amount of Guarantee Fees, GNMA Excess Spread, Excess
   Servicing Fees, and Inside Refinance Payments                 4,452,036.23

   Payment on Finance 1 Note                                     4,452,036.23

   Allocable to Interest (current)                                 794,968.75

   Allocable to accrued but unpaid Interest                               .00

   Accrued and unpaid Trustee Fees                                        .00

   Allocable to Principal                                        3,657,067.48

   Finance 1 Note Principal Balance                            134,598,367.26

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-A
                                 November 1996
                           PAYMENT December 16, 1996


                                       Inside
                     Residual           Refi           Total
                   ------------      ----------     ------------
MaHCS 1987-A                .00                              .00
MaHCS 1987-B                .00                              .00
MLMI 1987B                  .00                              .00
MLMI 1987C                  .00                              .00
MLMI 1988E                  .00        1,467.22         1,467.22
MLMI 1988H             8,684.80        1,176.68         9,861.48
MLMI 1988Q            42,088.25        1,869.67        43,957.92
MLMI 1988x            24,234.06          835.41        25,069.47
MLMI 1989B            13,131.22          544.43        13,675.65
MLMI 1989D                  .00             .00              .00
MLMI 1989F                  .00                              .00
MLMI 1989H                  .00                              .00
MLMI 1990B                  .00                              .00
MLMI 1990D                  .00                              .00
MLMI 1990G                  .00                              .00
MLMI 1990I                  .00       22,795.35        22,795.35
MLMI 1991B                  .00       32,333.56        32,333.56
MLMI 1991D            78,342.72        2,231.63        80,574.35
MLMI 1991G           121,742.99       20,730.33       142,473.32
MLMI 1991I           143,559.93       30,183.70       173,743.32
MLMI 1992B           316,825.79       70,455.50       387,281.29
MLMI 1992D            16,768.48       35,519.63        52,288.11
GTFC 1992-1                 .00                              .00
GTFC 1992-2                 .00                              .00
GTFC 1993-1                 .00                              .00
GTFC 1993-2                 .00                              .00
GTFC 1993-3                 .00                              .00
GTFC 1993-4          540,365.33        7,652.21       548,017.54
                   ------------      ----------     ------------
                   1,305,743.57      227,795.32     1,533,538.89



Total Residual and Inside
 Refinance Payments                                 1,533,538.89
                                                    ------------